Exhibit 10.3



                            THIRD AMENDMENT AGREEMENT

     THIS THIRD AMENDMENT AGREEMENT (this "Amendment") is entered into as of December 30, 2005, by and between New Century Energy Corp., a Colorado corporation ("NCEC"), and Laurus Master Fund, Ltd. ("Laurus").

                                   BACKGROUND

     NCEC and Laurus are parties to (a) a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "June 2005 SPA") and (b) a Securities Purchase Agreement dated as of September 19, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "September 2005 SPA" together with the June 2005 SPA, each a "Purchase Agreement" and collectively, the "Purchase Agreements") pursuant to which Laurus provides NCEC with certain financial accommodations.

     In connection with the June 2005 SPA, (a) NCEC executed a Secured Convertible Term Note dated as of June 30, 2005 in favor of Laurus in the original principal amount of $15,000,000 (the "Note") and (b) NCEC and Laurus are parties to a Registration Rights Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which NCEC, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

     NCEC and Laurus have agreed to amend the Note and the Registration Rights Agreement, and NCEC and Laurus are willing to do so on the terms and conditions hereafter set forth.

     NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Amendments to Registration Rights Agreement. Subject to satisfaction of
         -------------------------------------------
the conditions precedent set forth in Section 3 below, the following defined terms set forth in Section 1 of the Registration Rights Agreement are hereby amended in their entirety to provide as follows:

               "December Option" means the Option dated December 30, 2005 issued by the Company to the Holder pursuant to the Third Amendment Agreement dated as of December 30, 2005 by and between the Holder and the Company and consented and agreed to by Century Resources, Inc., a Delaware corporation.

               "Effectiveness Date" means (i) with respect to the initial Registration Statement required to be filed hereunder, a date no later than July 1, 2006 and (ii) with respect to each additional Registration Statement required to be filed hereunder, a date no later than one hundred twenty (120) days following the applicable Filing Date.

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               "Filing  Date"  means,  with  respect  to  (i)  the  indebtedness evidenced by the Note, a date no later than thirty (30) days following the date hereof, (ii) the shares of Common Stock issuable upon exercise of the Warrant, a date no later than thirty (30) days after the date hereof, (iii) the shares of Common Stock issuable upon exercise of the June Option, a date no later than thirty (30) days after the date hereof, (iv) the shares of Common Stock issuable upon exercise of the December Option, a date no later than the earlier of ten (10) business days after the date on which the Company files its Report on Form 10-KSB for the fiscal year ended December 31, 2005 or April 25, 2006, and (v) the shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.6 of the Note, Section 4 of the Warrant, Section 4 of the Options or otherwise, thirty (30) days after the occurrence of such event or the date of the adjustment of the Fixed Conversion Price.

               "June Option" means the Option dated June 30, 2005 issued by the Company to the Holder pursuant to the Securities Purchase Agreement.

               "  Options"  means,  collectively,  the June Option, the December
          Option and each other Common Stock purchase option issued by the Company to the Holder from time to time.

     2. December Option. In consideration of Laurus' agreement to amend the Note
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and  the Registration Rights Agreement in accordance with the terms hereof, NCEC shall issue to Laurus an Option to purchase up to 5,061,392 shares of NCEC's Common Stock (subject to adjustment as set forth therein).

     3.  Conditions of Effectiveness. This Amendment shall become effective upon
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satisfaction  of the following conditions precedent: Laurus shall have received, in form and substance satisfactory to Laurus and its counsel, (i) a copy of this Amendment executed by NCEC and consented and agreed to by Century Resources, Inc., a Delaware corporation ("Century Resources" together with NCEC, each a "Company" and collectively, the "Companies"), (ii) the Amended and Restated Secured Convertible Term Note in the original principal amount of $15,000,000, duly executed and delivered by NCEC, (iii) an Option dated the date hereof to purchase up to 5,061,392 shares of NCEC's Common Stock (subject to adjustment as set forth therein), duly executed and delivered by NCEC and (iv) all such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Laurus or its counsel.

     4.  Representations  and  Warranties.  Each  Company  hereby represents and
         --------------------------------
warrants as follows:

          (a) This Amendment, the Purchase Agreements and the Registration Rights Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies party thereto and are enforceable against such Companies in accordance with their respective terms.

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          (b)  Upon  the  effectiveness of this Amendment, NCEC hereby reaffirms all covenants, representations and warranties made in each Purchase Agreement, the Related Agreements (as therein defined) and the Registration Rights Agreement, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Company and Laurus after giving effect to this Amendment.

          (d) No Company has any defense, counterclaim or offset with respect to any Purchase Agreement, the Registration Rights Agreement or any other Related Agreement (as defined in each Purchase Agreement).

     5. Effect on the Registration Rights Agreement.
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          (a)  Upon the effectiveness of Section 1 hereof, each reference in the
     Registration Rights Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Registration Rights Agreement, as applicable, as amended hereby.

          (b) Except as specifically amended herein, each Purchase Agreement, the Registration Rights Agreement, the other Related Agreements (as defined in each Purchase Agreement) and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of any Purchase Agreement, the Registration Rights Agreement, any Related Agreement (as defined in each Purchase Agreement) or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     6.  Governing  Law.  This  Amendment shall be binding upon and inure to the
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benefit  of  the  parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

     7.  Headings.  Section  headings  in this Amendment are included herein for
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convenience  of reference only and shall not constitute a part of this Amendment for any other purpose.

     8.  Counterparts;  Facsimile. This Amendment may be executed by the parties
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hereto  in  one  or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

                           [Signature Pages to Follow]

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IN WITNESS WHEREOF, this Amendment Agreement has been duly executed as of the day and year first written above.

                                                NEW CENTURY ENERGY CORP.

                                                By: /s/ Edward R. DeStefano
                                                   ----------------------
                                                   Name: Edward R. DeStefano
                                                   Title: President and CEO

                                                LAURUS MASTER FUND, LTD.

                                                By: /s/ David Grin
                                                   ----------------------
                                                   Name: David Grin
                                                   Title: Director

                                                CONSENTED AND AGREED TO:

                                                CENTURY RESOURCES, INC.

                                                By: /s/ Edward R. DeStefano
                                                   ----------------------
                                                   Name: Edward R. DeStefano
                                                   Title: President

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